Waiver and Amendment Agreement

This Waiver Agreement and Amendment (the “Agreement”) is made by and among RINO International Corporation, a Nevada corporation (formerly known as Jade Mountain Corporation, the “Company”) and each of the investors signatory hereto (collectively, the “Majority Investors”). Reference is made to that certain (i) Securities Purchase Agreement, dated September 27, 2007, by and among the Company, Innomind Group Limited, Dalian Innomind Environment Engineering Co., Ltd, Dalian RINO Environmental Engineering Science and Technology Co., Ltd. and the investors signatories thereto, as amended (the “Securities Purchase Agreement”), (ii) Registration Rights Agreement, dated September 27, 2007, by and among Jade Mountain Corporation and the investors signatories thereto (the “Registration Rights Agreement”) and (iii) Escrow Agreement dated September 27, 2007, by and among the Company, _________ and Tri-State Title & Escrow, LLC, as Escrow Agent (the “Escrow Agreement”).  This Agreement shall become effective on the date this Agreement shall have been duly executed by all parties hereto which shall include the holders holding a majority in interest of the securities issued under the Securities Purchase Agreement (“Effective”).

RECITALS:

WHEREAS, on September 27, 2007, the Company and certain investors (collectively, the “Investors”) entered into (i) the Securities Purchase Agreement, pursuant to which the Investors paid an aggregate of $24,435,319 (the “Investment Amount”) in exchange for the issuance of 5,464,357 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and (ii) the Registration Rights Agreement, pursuant to which the Company agreed to register the resale of the Shares with the Securities and Exchange Commission (the “SEC”) and, among other things, cause such registration to be effective no later than the 150th day following the closing date of the transactions contemplated under the Securities Purchase Agreement and the Registration Rights Agreement (the transactions contemplated under the Securities Purchase Agreement and the Registration Rights Agreement, collectively, the “Financing Transaction”);

WHEREAS, the closing date of the Financing Transactions was October 5, 2007;

WHEREAS, Section 4.12 of the Securities Purchase Agreement requires that, no later than 120 days following the closing date of the Financing Transaction, the Company’s Board of Director (the “Board of Directors”) shall be comprised of a minimum of five members, a majority of which shall be “independent directors” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15) (“Independent Directors”), and if the Company shall fail to comply with the foregoing requirement, then on each Event Date (as defined in the Securities Purchase Agreement) and on each monthly anniversary of such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor by wire transfer an amount in immediately available funds, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate Investment Amount paid by such Investor for the securities purchased pursuant to the Securities Purchase Agreement;

WHEREAS, pursuant to Section 4.12 of the Securities Purchase Agreement and Section 3.1 of the Escrow Agreement, $1,000,000 of the investment proceeds from the Financing Transaction has been held in escrow by the Escrow Agent pending compliance by the Company with Section 4.12 of the Securities Purchase Agreement and shall be released in accordance with the terms of the Escrow Agreement;

WHEREAS, on March 20, 2008, the then Board of Directors appointed three Independent Directors to the Board of Directors, resulting in the Board of Directors being comprised of five members, a majority of which are Independent Directors, and such late compliance with Section 4.12 of the Securities Purchase Agreement caused the Company to incur liquidated damages in the amount of $627,172.19 under Section 4.12 of the Securities Purchase Agreement;

RINO International Corporation Amendment and Waiver Agreement  Page 1 of 15

WHEREAS, Section 2(f) of the Registration Rights Agreement provides that, if the Company shall fail to cause a registration statement covering the registration of the Registrable Securities (as defined in the Registration Rights Agreement)  (the “Registration Statement”) to be declared effective by the SEC on the Effective Date (as defined in the Registration Rights Agreement),  then, on the Event Date (as defined in the Registration Rights Agreement”) and on each monthly anniversary of such Event Date (if the applicable Event (as defined in the Registration Rights Agreement) shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder (as defined in the Registration Rights Agreement) an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Investment Amount paid by such Holder for securities pursuant to the Securities Purchase Agreement; provided, however, that the total amount of partial liquidated damages payable by the Company pursuant to all Events under Section 2(f) of the Registration Rights Agreement shall be capped at an aggregate of 10.0% of the aggregate Investment Amount paid by the Investors under the Securities Purchase Agreement;

WHEREAS, on October 2, 2008, the Registration Statement was declared by the SEC to be effective and such late effectiveness of the Registration Statement caused the Company to incur liquidated damages in the amount of $1,971,115.73 under Section 2(f) of the Registration Rights Agreement; and

WHEREAS, the parties hereto desire to amend (i) Section 4.12 of the Securities Purchase Agreement such that no amount of liquidated damages shall have been incurred and payable to the Investors due to the late appointment of Independent Directors, (ii) Section 2(f) of the Registration Rights Agreement such that the Effectiveness Damages shall be paid in the form of shares of Common Stock, or, at the election of each Investor, in cash, each as provided in this Agreement, and (iii) Section 3.1 of the Escrow Agreement to reflect the amendments made to the Securities Purchase Agreement with regard to the distribution of the Board Holdback Escrow Amount (as defined in the Escrow Agreement).

NOW, THEREFORE, pursuant to Section 6.4 of the Securities Purchase Agreement and Section 6(f) of the Registration Rights Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Majority Investors, representing the holders and/or Investors holding a majority of the Shares, hereby agree to amend the Securities Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement as follows:

1.      Amendment of Section 4.12 of the Securities Purchase Agreement. Any liquidated damages incurred by the Company that is payable to the Investors pursuant to Section 4.12 of the Securities Purchase Agreement shall be waived in its entirety and Section 4.12 of the Securities Purchase Agreement is hereby amended and restated d in its entirety to read as follows:

“4.12 Independent Board of Directors.   The Company covenants and agrees that no later than 120 days following the Closing Date, the Board of Directors of the Company shall be comprised of a minimum of five members, a majority of which shall be “independent directors” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15). The Company agrees that $1,000,000 (the “Board Holdback Escrow Amount”) shall be held in Escrow pursuant to the Escrow Agreement until such time as the Company complies with this obligation.”

2.      Amendment of Section 2(f) of the Registration Rights Agreement.  Section 2(f) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(f) If: (i) a Registration Statement is not filed on or prior to its applicable Filing Date covering the Registrable Securities required under this Agreement to be included therein (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date or if by the third Business Day immediately following the applicable Effective Date the Company shall not have filed a “final” prospectus for the Registration Statement with the Commission under Rule 424(b), in accordance with Section 2(a), (b), (c), (d) or (e) herein, as the case may be, (whether or not such a prospectus is technically required by such Rule), or (iii) after its applicable Effective Date, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the Holders as to all the Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of thirty (30) Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Investment Amount paid by such Holder for Securities pursuant to the Purchase Agreement; provided, however, that the total amount of partial liquidated damages payable by the Company pursuant to all Events under this Section shall be capped at an aggregate of 10.0% of the aggregate Investment Amount paid by the Investors under the Purchase Agreement. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event except in the case of the first Event Date. In no event will the Company be liable for liquidated damages under this Agreement in excess of 1.0% of the aggregate Investment Amount of the Investors in any 30-day period. The Company will not be liable for liquidated damages under this Agreement with respect to the Placement Agent Warrant Shares. The Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to Commission Comments from the time that it is determined that such Registrable Securities are not permitted to be registered solely due to Commission Comments until such time as the provisions of this Agreement as to the next applicable Registration Statement required to be filed hereunder are triggered, in which case the provisions of this Section 2(f) shall once again apply, if applicable.

RINO International Corporation Amendment and Waiver Agreement  Page 2 of 15

Notwithstanding anything to the contrary set forth above, for the liquidated damages incurred as a result of the late effectiveness of the initial Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement which was not effective by the Effectiveness Dates, in lieu of payment of the liquidated damages in cash as set forth above, as partial liquidated damages and not as a penalty, the Company shall (A) issue to each Holder without registration under the Securities Act of 1933, as amended, such number of shares of Common Stock, as set forth opposite such Holder’s name on Schedule A attached hereto, which number of shares shall in each case be equal to the product of (i) 192,045 and (ii) such Holder’s Percentage Share (as defined below) of the total number of shares of Common Stock issued under the Securities Purchase Agreement (the “Liquidated Damages Shares”), or, (B) at the election of each Holder, in lieu of such share issuance as provided in the foregoing paragraph (A), pay cash to such Holder in an amount equal to the product of (a) $4.48 and (b) the number equal to such Holder’s Liquidated Damages Shares (the “Liquidated Damages Cash Amount”).  Each Holder shall notify the Company of its election to receive Liquidated Damages Shares or Liquidated Damages Cash Amount pursuant to this Section by written notice in the form as set forth on Schedule B attached hereto (the “Holder Election Notice”).

Notwithstanding anything to the contrary set forth in Schedule A as of the date hereof, a Holder’s “Percentage Share” shall be the percentage of the shares of Common Stock held by such Holder as of the date of the Election Notice relative to the total number of shares of Common Stock issued under the Securities Purchase Agreement. Each party hereto hereby agrees that the Liquidated Damages Shares or the Liquidated Damages Cash Amount, as applicable, that such Holder may be entitled to as set forth on Schedule A under this Agreement shall be automatically adjusted based on the Percentage Share so calculated. Any adjustment to Schedule A in accordance with the foregoing sentences shall not be deemed an amendment to this Agreement under Section 6(f) hereof.”

3.      Amendment of the Escrow Agreement. Section 3.1 of the Escrow Agreement is hereby amended and restated to read in its entirety as follows:

“Following the closing of the offering in accordance with the Securities Purchase Agreement (the “Closing”), $1,000,000 (the “Board Holdback Escrow Amount”) shall be held in the escrow account set forth in Section 2.1 herein.  The Board Holdback Escrow Amount shall be released by the Escrow Agent to the Company upon the Escrow Agent’s receipt of joint written notice from the Company and __________ that the Company has complied with Section 4.12 of the Securities Purchase Agreement.  If for any reason, or for no reason whatsoever, the Escrow Agent does not receive the joint written notice relating to the Board Holdback Escrow Amount, then such Board Holdback Escrow Amount shall remain in the escrow account until such time as the Escrow Agent receives a joint written notice from the Company and _____________ that the Company has complied with Section 4.12 of the Securities Purchase Agreement.”

4.      Issuance of Liquidated Damages Shares, Payment of Liquidated Damages Cash Payment  and Release of Board Holdback Amount to the Company.

(a)           Provided that this Agreement shall have become Effective, within two (2) Trading Days following the receipt by the Company from a Holder of a Holder Election Notice indicating such Holder’s election to receive the Liquidated Damages Shares that are required to be issued pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby, the Company shall deliver instructions attached hereto as Exhibit A (the “Share Issuance Instructions”) to the transfer agent for the Common Stock of the Company for the issuance of the Liquidated Damages Shares that are required to be issued pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby,  to each of the Holders and/or its designees at the address of such Holder as provided in such Holder’s Holder Election Notice.  Certificates evidencing the shares so issued will contain the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

RINO International Corporation Amendment and Waiver Agreement  Page 3 of 15

(b)           Provided that this Agreement shall have become Effective, within ten (10) Trading Days following the receipt by the Company from a Holder of a Holder Election Notice indicating such Holder’s election to receive the Liquidated Damages Cash Amount that is required to be paid pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby, the Company shall pay to such Holder and/or the designee of such Holder the Liquidated Damages Cash Amount that is required to be paid pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby, in the manner and to the account as provided in the Holder Election Notice.

(c)           Within ten (10) Trading Days following the delivery by the Company to the transfer agent of the Share Issuance Instructions, the Company and ___________ shall issue joint instructions attached hereto as Exhibit B (“Escrow Release Instructions”) to the Escrow Agent for the release of the Board Holdback Escrow Amount to the Company to an account designated by the Company. Within two (2) Trading Days following the receipt of the Escrow Release Instructions, the Escrow Agent shall release the Board Holdback Escrow Amount to the Company by wire transfer to an account designated by the Company.

5.      Appointment of Chief Financial Officer.

(a)           No later than three (3) months following the date that this Agreement shall have been signed by the Holders holding a majority in interest of the Shares, the Company shall hire a chief financial officer who is an expert in (i) United States generally accepted accounting principles and (ii) auditing procedures and compliance for United States public companies.  Upon hiring of the chief financial officer, the Company shall file a Current Report on Form 8-K disclosing the information required by Item 5.02 of Form 8-K, as amended.

(b)           If the Company shall fail to hire a chief financial officer pursuant to this Section 5, the Company shall, as partial liquidated damages and not as penalty, at the election of a Holder, (A) issue to such Holder without registration under the Securities Act of 1933, as amended, such number of shares of the Company’s Common Stock equal to the product of (i) 50% and (ii) the number equal to the Liquidated Damages Shares required to be issued to such Holder pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby (the “Additional Liquidated Damages Shares”), or (B) in lieu of share issuance as provided in the foregoing paragraph (A),  pay cash to such Holder in an amount equal to the product of (a) 50% and (b) the number equal to the Liquidated Damages Cash Amount to be paid to such Holder pursuant to Section 2(f) of the Registration Rights Agreement, as amended hereby (the “Additional Liquidated Damages Cash Amount”).  Any certificates evidencing the Additional Liquidated Damages Shares so issued shall bear legend as set forth under Section 4(a) hereof. Each Holder shall notify the Company of its election to receive cash payment or shares of the Company’s Common Stock pursuant to this Section 5 by written notice in the form as set forth on Schedule B attached hereto (the “Holder 2nd Election Notice”). Upon receipt of a Holder 2nd Election Notice, the Company shall follow the procedures as set forth under Section 4(a) and (b) hereof to pay to such Holder Additional Liquidated Damages Cash Amount or issue to such Holder Additional Liquidated Damages Shares, as applicable, as required under this Section 5.

6.      Miscellaneous.

(a)           Expenses.  Each party shall bear its own costs and expenses, including legal fees, incurred or sustained in connection with the preparation of this Agreement and related matters.

(b)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the holders of no less than a majority in interest of the then outstanding Shares; except that Section 3 of this Agreement may be changed, modified, amended or supplemented with an express written agreement executed by the Escrow Agent, the Company and _____________.

RINO International Corporation Amendment and Waiver Agreement  Page 4 of 15

(c)           Notices.  All notices, requests, demands, and other communications provided herein shall be in writing, shall be delivered by hand or by first-class mail, facsimile, or electronic mail and shall be sent to the parties hereto at their respective addresses, facsimile numbers or electronic mail addresses set forth below their respective signatures on the signature pages.

(d)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(e)           Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(f)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(g)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)           Headings.  The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(i)           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

RINO International Corporation Amendment and Waiver Agreement  Page 5 of 15

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

RINO INTERNATIONAL CORPORATION

By:_________________________________
Name: Zou Dejun
Title: Chief Executive Officer
Date of Signature: ______________________

Attn: Qiu Jianping
Address: 11 Youquan Road, Zhanqian Street,
                 Jinzhou District, Dalian,
                 People’s Republic of China 116100
Email: aqiu@rinogroup.com
Phone:     011 86 411 8766 2700

INNOMIND GROUP LIMITED

By:_________________________________
Name: Zou Dejun
Title: Chief Executive Officer
Date of Signature: _____________________

Attn:	Qiu Jianping
c/o RINO International Corporation
11 Youquan Road, Zhanqian Street,
Jinzhou District, Dalian,
People’s Republic of China 116100
Email: aqiu@rinogroup.com
Phone: 011 86 411 8766 2700

RINO International Corporation Amendment and Waiver Agreement  Page 6 of 15

DALIAN INNOMIND ENVIRONMENT ENGINEERING CO., LTD.

By:_________________________________
Name: Zou Dejun
Title: Chief Executive Officer
Date of Signature: ______________________

Attn:	Qiu Jianping
c/o RINO International Corporation
11 Youquan Road, Zhanqian Street,
Jinzhou District, Dalian,
People’s Republic of China 116100
Email: aqiu@rinogroup.com
Phone: 011 86 411 8766 2700

DALIAN RINO ENVIRONMENTAL ENGINEERING SCIENCE AND TECHNOLOGY CO., LTD.

By:_________________________________
Name: Zou Dejun
Title: Chief Executive Officer
Date of Signature: ____________________

Attn:	Qiu Jianping
c/o RINO International Corporation
11 Youquan Road, Zhanqian Street,
Jinzhou District, Dalian,
People’s Republic of China 116100
Email: aqiu@rinogroup.com
Phone: 011 86 411 8766 2700

RINO International Corporation Amendment and Waiver Agreement  Page 7 of 15

With respect to Section 3 of this Agreement, acknowledged and agreed by,
TRI-STATE TITLE & ESCROW, LLC

By:_________________________________
Name:
Title:
Date of Signature: ____________________

Attn: Jennifer Surlis, Frank Howard
Tri-State Title & Escrow, LLC
8381 Old Courthouse Road
Suite 140
Vienna, VA 22182

Email: escrow@tristatetitle.net
Phone: (703) 288-0688
Fax: (703) 288-1733

RINO International Corporation Amendment and Waiver Agreement  Page 8 of 15

ADDITIONAL INVESTORS:

Name of Investor:

____________________________________

By:_________________________________
Name:
Title:
Date of Signature: ____________________

Attn:
Address:

Email:
Fax:
Phone:

RINO International Corporation Amendment and Waiver Agreement  Page 9 of 15

EXHIBIT A

RINO International Corporation
11 Youquan Road, Zhanqian Street,
Jinzhou District, Dalian,
People’s Republic of China 116100

______________, 2009

Securities Transfer Corporation
2591 Dallas Parkway Suite 102
Frisco, TX 75034
Attn: George Johnson

Dear Mr. Johnson:

Enclosed please find (i) a Waiver and Amendment Agreement executed by RINO International Corporation, a Nevada corporation (the “Company”), and certain investors signatories thereto representing the holders holding not less than a majority of the securities purchased by such holders pursuant to that certain Securities Purchase Agreement dated September 27, 2008 and such other parties signatories thereto (together with exhibits and schedules thereto, the “Amendment”), and (ii) a written consent of the board of directors of the Company dated ______________, 2009, approving the entry into the Amendment by the Company.

Pursuant to the Amendment, which, among other things, amends Section 2(f) of that certain Registration Rights Agreement dated September 27, 2008, by and among the Company and certain investors signatories thereto (the “Registration Rights Agreement”), the Company is required to issue shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), without registration under the Securities Act of 1933, as amended, to each set forth on Schedule A to the Amendment such number of shares of Common Stock, as set forth opposite such holder’s name on Schedule A to the Amendment on or prior to [insert the deadline provided in the Amendment] at the most recent address of such holder that is on record with you or the Company, as applicable.

Upon receipt of these instructions, you are hereby instructed to issue such number of shares of the Company’s Common Stock to each holder as set forth on Schedule A to the Amendment on or prior to [insert the deadline provided in the Amendment] with the certificates evidencing the shares so issued containing the restrictive legend as set forth in Section 4(a) of the Amendment.

RINO International Corporation Amendment and Waiver Agreement  Page 10 of 15

Your prompt attention is highly appreciated. If you have any questions regarding this matter, please do not hesitate to contact us at the address indicated above, or our legal counsel at the following address:

Attn: Laura H. Luo
Guzov Ofsink, LLC
600 Madison Ave., 14th Floor
Email: lluo@golawintl.com
Phone: (212) 371 8008

Sincerely,

________________________
Zou Dejun
Chief Executive Officer
RINO International Corporation

RINO International Corporation Amendment and Waiver Agreement  Page 11 of 15

EXHIBIT B

DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement dated September 27, 2007, by and among RINO International Corporation (formerly know as Jade Mountain Corporation), a Nevada corporation (the “Company”), ____________ and Tri-State Title & Escrow, LLC, as Escrow Agent, as amended by that certain Waiver and Amendment Agreement dated March [____], 2009 (the “Escrow Agreement”), pursuant to Section 3.1 of the Escrow Agreement, the Company, _____________ hereby request disbursement of the Board Holdback Escrow Amount in the amount and manner described below from [__________________insert the name of the board holdback escrow account].

Please disburse to:		RINO International Corporation

Amount to disburse:		$1,000,000.00

Form of distribution:		________________________________

Payee:
	Name:	RINO International Corporation
	Address:	Attn: Qiu Jianping
c/o RINO International Corporation
11 Youquan Road, Zhanqian Street,
Jinzhou District, Dalian,
People’s Republic of China 116100

	Bank:	________________________________

________________________________

Statement of event or condition which calls for this request for disbursement:  The Company has complied with Section 4.12 of the Securities Purchase Agreement dated September 27, 2007, by and among the Company and certain investors signatories thereto.

Disbursement approved by:

RINO International Corporation

_______________________________	_______________________
Name: Zou Dejun	Date
Title: Chief Executive Officer

RINO International Corporation Amendment and Waiver Agreement  Page 12 of 15

Schedule A to the Waiver and Amendment Agreement

Name of Holders (A)	Number of Shares of Common Stock Purchased Pursuant to the Securities Purchase Agreement (B)	Number of Shares of Common Stock Held by Holder as of the Date of the Waiver and Amendment Agreement (C)	Percentage Share of Total Number of Shares of Common Stock issued under the Securities Purchase Agreement (D)	Number of Shares to be Issued Pursuant to the Waiver and Amendment Agreement (E)	Cash Payment, in lieu of share issuance ($) (F)

[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Total

Schedule B to Waiver and Amendment Agreement

Form Holder Election Notice*

RINO International Corporation Amendment and Waiver Agreement  Page 13 of 15

Name of Holder:__________________________________________
Address of Holder (**):
______________________________________________________

Contact Person and Address of Holder: _________________
Name:
Title:
Phone:
Email:
Fax:
Address (if different from the address of the Holder as set froth above):

Election:

The undersigned Holder purchased ____________ shares of common stock, par value $.0001 (“Common Stock”) of RINO International Corporation, a Nevada corporation (the “Company”) pursuant to that certain Securities Purchase Agreement, dated September 27, 2007, by and among the Company and each of the other parties signatory thereto (the “SPA”).

As of the date of this Holder Election Notice, the undersigned Holder holds _________ shares of the Common Stock of the Company.

Pursuant to the Waiver and Amendment Agreement dated as of _______ _____, 2009, by and among the Company and each of the investors signatory thereto to, representing the holders holding a majority in interest of the shares issued under the SPA, and such other parties signatories thereto, the undersigned Holder hereby elects to receive (please choose one, and only one, of the options set forth below):

A.	$________________ in cash in the manner as set forth below (please provide payment instructions below):

B.	________________ shares of the Company’s Common Stock to be issued to the Holder (and/or such other parties designated by the Holder*) as set forth below:

RINO International Corporation Amendment and Waiver Agreement  Page 14 of 15

Name:                      _______________________
Number of shares: _______________________

Name:                      _______________________
Number of shares: _______________________

Name:                      _______________________
Number of shares: _______________________

Name:                      _______________________
Number of shares: _______________________

Notes:

* This Form is to be used as Holder Election Notice and Holder 2nd Election Notice, each as defined under the Waiver and Amendment Agreement.

**Any certificates issued to a Holder and such Holder’s designees, if applicable, pursuant to a Holder’s election set forth above shall be delivered to the Address of the Holder (and not to the designees, if applicable) as set forth above.

Signature of Holder

By: ___________________________
Name:
Title:

Date of Election: _________________

RINO International Corporation Amendment and Waiver Agreement  Page 15 of 15